EXHIBIT 32.1                                CERTIFICATION

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Tenshon, Inc. ("TI") on Form 10-Q for the three-month period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew Dickerson, President and Chief Executive Officer of TI, and I, Todd Sarager, Principal Financial Officer of TI, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tenshon, Inc..

Date: May 13, 2009

/s/Matthew Dickerson
Matthew Dickerson
President and Chief Executive Officer

Date: May 13, 2009

/s/Todd Sarager
Todd Sarager
Principal Financial Officer